UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2006

Guideline, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	0-15152	13-2670985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Avenue of the Americas, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 645-4500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On August 15, 2006, Guideline, Inc. (the “Company”) received proceeds from the third party sale of Strategic Research Institute (“SRI”), a leading conference and event company in which the Company owned a minority equity interest.

The Company received approximately $626,000 in cash representing its proportionate share of the initial distribution of proceeds from the sale of SRI. The Company acquired its interest when SRI commenced operations in 1993.

The Company anticipates that it will record a substantial after-tax gain on the sale in the third quarter of 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guideline, Inc.

Date: September 19, 2006	By:	/s/ Peter Stone
Name: Peter Stone
Title: Chief Financial Officer